                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 16, 2005


                              MORGAN BEAUMONT, INC.
                              ---------------------
               (Exact name of Registrant as specified in charter)


            NEVADA                    000-33389                 65-1071956
            ------                    ---------                 ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

                   6015 31ST STREET EAST, BRADENTON, FL 34203
                   ------------------------------------------
                    (Address of principal executive offices)


        Registrant's Telephone Number, Including Area Code: 941-753-2875
                                                            ------------

ITEM 8.01 OTHER EVENTS.

(a) Exercise of Warrants
    --------------------

On December 16, 2005, 2005, we made an offer to our warrant holders to reduce the exercise price of the outstanding warrants to purchase our common stock from $0.60 to $0.20 for exercises made prior to January 10, 2006. We received approximately $1,992,500 and 10,612,500 of the 12,362,500 warrants were exercised. We still have warrants to purchase 1,750,000 shares of our common stock outstanding.

(b) Press Releases
    --------------

On January 5, 2006, we issued a press release announcing our inclusion as one of the 2006 honorees to the annual 10 to Watch list of Intele-CardNews magazine. A copy of this press release is attached hereto as Exhibit 8.1.1.

ITEM 9.01 EXHIBITS.

Exhibits include herein are set forth in the Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MORGAN BEAUMONT, INC.

/s/ Clifford Wildes
---------------------------------
By: Clifford Wildes
CEO, Treasurer and Director
Dated: January 10, 2006

                                  EXHIBIT INDEX

EXHIBIT NUMBER             DESCRIPTION OF EXHIBIT

    8.1.1.                 Press Release issued January 5, 2006




                                       3